UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2004

Atlas America, Inc.
(Exact name of registrant as specified in its chapter)

                                                                                       Delaware                                                         333-112653                                    51-0404430
                                                                    (State or other jurisdiction                                             (Commission                              (IRS Employer
                                                                                of incorporation)                                                  File Number)                            Identification No.)
                                                             311 Rouser Road, Moon Township, PA                                                                                          15108
                                                              (Address of principal executive offices)                                                                                    (Zip Code)

Registrant’s telephone number, including are code: 412-262-2830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) unde the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(C)under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
        On February 3, 2005, Atlas America, Inc. (the “Company”) issued an earnings release announcing its financial results for the first fiscal quarter ended December 31, 2004. A copy of the earnings release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits
        (c)         Exhibits
                      99.1      Press Release dated February 3, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 3, 2005                By:          /s/Freddie M. Kotek
                                                             Freddie M. Kotek
                                                             Its Executive Vice President and
                                                             Chief Financial Officer